EXHIBIT 32.1
                CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Triangle Alternative Network Incorporated (the "Company") on Form 10-Q for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Vince Vellardita, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 15, 2009             /s/ Vince Vellardita
                                -----------------------
                                By: Vince Vellardita
                                Its: Chief Executive Officer